Fees Summary	Mar. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,494.45
Total Fee Amount	3,494.45
Total Transaction Valuation	25,303,780.90
Total Offset Amount	0.00
Net Fee	$ 0.00